UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 7, 2012

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio	45334-0629
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 596-6849

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 7, 2012, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the third quarter and nine months ended April 30, 2012. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2012, Robert W. (Bob) Martin, Recreation Vehicle Group President of the Company, received a grant of 10,041 shares of restricted stock of the Company pursuant to the Thor Industries, Inc. 2010 Equity and Incentive Plan (the “Plan”). The shares of restricted stock are scheduled to vest as follows (subject to the terms of the Plan): 2,009 shares on the first anniversary of the date of grant and 2,008 shares on each of the second, third, fourth and fifth anniversaries of the date of grant. The foregoing grant of restricted stock was made in accordance with a previously disclosed performance compensation award for Mr. Martin for the third and fourth fiscal quarters of the Company’s 2012 fiscal year (the “Restricted Stock Award”), which is in addition to a performance compensation award for such quarters payable in cash that Mr. Martin is eligible to receive. Under the terms of the Restricted Stock Award, Mr. Martin is eligible to receive a performance-based incentive award under the Plan payable in restricted stock of the Company with respect to the third and fourth quarters of fiscal 2012, equal to 0.5% of the pre-tax profits from operations of the RV Segment (excluding any impairment charges) for each such fiscal quarter. The number of shares of restricted stock received by Mr. Martin for the Company’s third fiscal quarter was determined by using the closing price of the Company’s common stock on June 8, 2012, the next trading day after the date the Company released its quarterly earnings.

On June 7, 2012, in connection with the approval of the shares of restricted stock for Mr. Martin for the Company’s third fiscal quarter, the Compensation and Development Committee of the Board of Directors of the Company approved the forms of Restricted Stock Award Certificate and Restricted Stock Award Agreement for Mr. Martin which, in addition to the Plan, sets forth the terms and conditions of the restricted stock granted pursuant to the Restricted Stock Award. The forms of Restricted Stock Award Certificate and Restricted Stock Award Agreement are attached hereto as Exhibit 10.1 and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement of Robert W. Martin

99.1	Copy of press release, dated June 7, 2012, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: June 12, 2012	By:	/s/ Christian G. Farman
	Name:	Christian G. Farman
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Award Certificate and Restricted Stock Award Agreement of Robert W. Martin

99.1	Copy of press release, dated June 7, 2012, issued by the Company